FRESHSTART VENTURE CAPITAL CORP.

                    FINANCIAL STATEMENTS

     FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996 AND 1995



































                      TABLE OF CONTENTS








TABLE OF CCONTENTS
                                         Page

Accountants' Review Report                 3

Statements of Financial Position as of
November 30, 1996 and May 31, 1996         5

Statements of Operations for the Six Months
Ended November 30, 1996 and 1995           7

Statements of Stockholders' Equity for the Six
Months Ended November 30, 1996 and 1995    8

Statements of Cash Flows for the Six Months
Ended November 30, 1996 and 1995           9

Notes to the Financial Statements         10

Supplemental Information                  17

Selected Per Share Data and Ratios        18






Board of Directors
Freshstart Venture Capital Corp.

                 ACCOUNTANTS' REVIEW REPORT

We have reviewed the accompanying Statement of financial position of Freshstart Venture Capital Corp. (the "Company") as of November 30, 1996 including the schedule of loans receivable as of November 30, 1996, and the related statements of operations, stockholders' equity and cash flows for the six months ended November 30, 1996 and 1995. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial statements consists principally of obtaining an understanding of the system for the preparation of interim financial statements, applying analytical review procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

As discussed more fully in Note 1 to the financial statements, securities amounting to $8,574,521 as of November 30, 1996 (265% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the value that would have been used had a ready market for such loans existed, and the differences could be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30, 1996 and the results of its operations and its cash flows for the six months ended November 30, 1996 and 1995 in conformity with generally accepted accounting principles.









                              3



We have previously audited, in accordance with generally accepted auditing standards, the balance sheet of Freshstart Venture Capital Corp. as of May 31, 1996, and the related statements of income, shareholders' equity, and cash flows for the year then ended; and in our report dated July 23, 1996, we expressed an unqualified opinion on those financial statements and included an explanatory paragraph regarding the possible effect on the financial statements of the valuation of loans determined by the Board of Directors.


New York, New York
January 21, 1997




Michael C. Finkelstein
Certified Public Accountant





























                              4

              FRESHSTART VENTURE CAPITAL CORP.
              STATEMENTS OF FINANCIAL POSITION

                          ASSETS

                                   November 30,   May 31,
                                      1996         1996
Loans Receivable:
Long Term Portion (Notes 2 and 3)  $ 8,755,079  $ 8,598,015
Less: Unrealized Depreciation on
Loans Receivable (Note 3)             (180,558)    (180,558)
                                    ___________   __________
                                     8,574,521    8,417,457
Less: Current Maturities -
  Loans Receivable                  (1,198,521)  (1,178,444)
                                    ___________   __________

Total Loans Receivable-
Net of Current Maturities            7,376,000    7,239,013
                                    __________    __________

Assets Acquired in Liquidation of
Portfolio Securities (Note 4)             -            -
                                    __________    __________

CURRENT ASSETS
Cash (Note 15)                         145,690       415,102
Accrued Interest (Notes 2 and 3)       101,588        92,946
Current Maturities-Loans Receivable  1,198,521     1,178,444
Prepaid Expenses and Other Assets      355,154       287,351
                                     __________   __________
Total Current Assets                  1,800,953    1,973,843

Fixed Assets - Net of Accumulated
Depreciation of $19,367 and $16,369
respectively (Note 2)                   22,904        25,903
                                     _________     __________


Total Assets                         $9,199,857    $9,238,759
                                     ==========    ==========


See Accountants' Review Report and Notes
to the Financial Statements
5


            FRESHSTART VENTURE CAPITAL CORP.
            STATEMENTS OF FINANCIAL POSITION

          LIABILITIES AND STOCKHOLDERS' EQUITY
              FRESHSTART VENTURE CAPITAL CORP.


                                     November 30,    May 31,
                                        1996          1996
LONG TERM DEBT:
Debentures Payable to SBA (Note 6)   $4,390,000    $4,380,000
4% Cumulative, 15 Year Redeemable
Preferred Stock (Note 7)              1,410,000     1,410,000
                                     __________    __________

Total Long Term Debt                  5,800,000     5,800,000
                                     __________    __________

CURRENT LIABILITIES:
Loans Payable - Line of Credit (Note 5)    -             -
Accrued Interest                        120,525       121,603
Other Current Liabilities                35,357        34,493
Dividends Payable (Note 9)                9,400       122,202
                                     __________    __________
Total Current Liabilities               165,282       278,298
                                     __________    __________

Total Liabilities                     5,965,282     6,068,298
                                     ----------    ----------

Commitments and Contingencies
(Notes 14 and 17)                          -             -

STOCKHOLDERS' EQUITY
4% Cumulative, 15 Year Redeemable Preferred
Stock-$1 Par Value; 10,000,000 Shares
Authorized, 1,410,000 Shares
Issued and Outstanding
(See Long Term Debt) (Note 7)              -             -

3% Cumulative Preferred Stock - $1 Par Value:
No Shares Issued and Outstanding
(Notes 7 and 12)                           -             -

Common Stock-$.01 Par Value: 3,000,000 Shares
Authorized, 1,096,688 Shares Issued and
Outstanding (Note 12)                    10,967        10,967

Additional Paid in Capital (Note 8)   2,857,616     2,762,116
Retained Earnings                        79,493        15,379
Restricted Capital-Realized Gain on
Redemption (Note 8)                     286,499       381,999
                                     __________    __________

Total Stockholders' Equity            3,234,575     3,170,461
                                     __________    __________
Total Liabilities and
 Stockholders' Equity                $9,199,857    $9,238,759
                                     ==========    ==========

Net Assets Per Share                 $     2.87    $     2.88
                                     ==========    ==========

See Accountants' Review Report and
Notes to the Financial Statement
6


                FRESHSTART VENTURE CAPITAL CORP.
                  STATEMENTS OF OPERATIONS

                          Six Months Ended        Year Ended
                             November 30,           May 31,
                           1996        1995          1996

REVENUE:
Interest Earned on
Outstanding Receivables  $ 519,193    $ 500,412   $1,027,815
Interest Income-Idle Funds   3,052        3,949        6,129
                           _______      _______    _________
Total Revenue (Note 2)     522,245      504,361    1,033,944
                           -------      -------    ---------

EXPENSES:
Interest (Note 6)          149,808      159,411      307,764
Professional Fees           23,355       23,953       50,776
Officers Salaries
  (Notes 11 and 13)         72,573       72,573      145,146
Other Salaries              11,008       15,215       23,126
Other Operating Expenses    55,001       40,282       90,450
Pension Expenses
  (Notes 10 and 11)         10,886        8,591       16,180
Depreciation and Amortization
  (Note 2)                   6,757        4,353        9,710
                           _______      _______    _________
Total Expenses             329,388      324,378      643,152
                           -------      -------    ---------

Net Investment Income      192,857      179,983      390,792
Unrealized Depreciation in
Value of Investments
  (Notes 2 and 3)             -            -          35,000
                           _______      _______    _________
                           192,857      179,983      355,792

PROVISION FOR TAXES:
Current Income Taxes
  (Note 2)                   1,840        1,433        1,567
                           _______      _______    _________
Net Income               $ 191,017    $ 178,550    $ 354,225
                           =======      =======    =========
Earnins Per Share of Common Stock
  (Note 2)               $    0.14    $    0.09    $    0.27
                           =======      =======    =========
Dividends Paid Per Share
of Common Stock          $    0.09    $    0.09    $    0.27
                           =======      =======    =========

Weighted Average Shares of
Common Stock Outstanding 1,096,688    1,096,688    1,096,688
                         =========    =========    =========


See Accountants' Review Report
and Notes to the Financial Statements
7

               FRESHSTART VENTURE CAPITAL CORP.
             STATEMENTS OF STOCKHOLDERS' EQUITY

                             Six Months Ended     Year Ended
                               November 30,         May 31,
                            1996         1995        1996

4% Cumulative, 15 Year Redeemable
Preferred Stock - $1 Par Value:
10,000,000 Shares Authorized,
1,410,000 Shares Issued and
Outstanding (Long Term Debt)
(Note 7                        -           -            -
                          ________     ________    _________

Common Stock-$.01 Par Value:
3,000,000 Shares Authorized,
1,096,688 Shares Issued
and Outstanding             10,967       10,967       10,967
                          ________     ________    _________

Additional Paid in Capital -
Beginning of Period      2,762,116    2,571,117    2,571,117
Amortization of Restricted
Capital (Note 8)            95,500       95,501      190,999
                          ________     ________    _________
Additional Paid in Capital -
End of Period            2,857,616    2,666,618    2,762,116
                          ________     ________     ________


Retained Earnings
Balance, Beginning
  of Period                 15,379       13,660       13,660
Net Income                 191,017      178,550      354,225
Dividends Paid
  and Accrued             (126,903)    (126,903)    (352,506)
                          ________     ________    _________
Balance, End of Period      79,493       65,307       15,379
                          ________     ________    _________

Restricted Capital
Gain on Redemption of
3% Preferred Stock
  (Note 8)                 381,999      572,998      572,998
Amortization of Gain       (95,500)     (95,499)    (190,999)
                          ________     ________    _________
Balance, End of Period
  (Note 8)                 286,499      477,499      381,999
                          ________     ________    _________
Total Stockholder's
  Equity                $3,234,575   $3,220,391   $3,170,461
                        ==========   ==========   ==========


See Accountants' Review Report
and Notes to the Financial Statements
8

              FRESHSTART VENTURE CAPITAL CORP.
                 STATEMENTS OF CASH FLOWS


                            Six Months Ended     Year Ended
                              November 30,         May 31,
                          1996          1995        1996

CASH FLOWS PROVIDED (USED)
BY OPERATING ACTIVITIES:
Net Income              $  191,017   $  178,550   $  354,225
Depreciation and
Amortization Expense         6,757        4,353        9,710
Provision of Losses on
  Loans Receivable            -            -          35,000
Decrease (Increase) in
  Accrued Interest          (8,642)     (18,416)     (21,449)
Decrease (Increase) in
  Other Assets             (71,561)     (40,409)     (57,326)
Increase (Decrease) in
Accrued Liabilities           (214)      (6,450)        (346)
Dividends Paid and Accrued(239,705)    (225,604)    (352,506)
                         _________    _________    _________
Net Cash Provided (Used)
By Operating Activities   (122,348)    (107,976)     (32,692)
                         ---------     --------    ---------

CASH FLOWS PROVIDED (USED)
BY INVESTING ACTIVITIES:
Increase in Loans
  Receivable            (2,555,250)  (2,244,750)  (4,594,750)
Repayments of Loans
  Receivable             1,865,034      490,760    2,155,540
Increase in Loan
  Participations           630,500    1,342,500    2,227,000
Repayment of Loan
  Participations           (97,348)      (9,330)     (67,763)
Increase in Fixed Assets      -         (21,592)     (25,936)
Decrease (Increase) in Assets
  Acquired in Liquidation     -            -          13,344
                        __________   __________   __________
Net Cash Provided (Used)
By Investing Activities   (157,064)    (442,412)    (332,565)
                        ----------   ----------   ----------
CASH FLOWS (USED) PROVIDED
BY FINANCING ACTIVITIES:
(Decrease) in Line of Credit  -            -          (5,000)
(Decrease) in
  Restricted Capital       (95,500)     (95,499)    (190,999)
Increase in Debenture Payable
 to SBA (Net)               10,000       20,000       40,000
 Sale of 4% Preferred Stock   -            -            -
Increase in Additional
  Paid in Capital           95,500       95,501      (190,999)
                        __________   __________    __________
Net Cash (Used) Provided
by Financing Activities     10,000       20,002        35,000
                        __________   __________    __________
Net Increase (Decrease)
  in Cash                 (269,412)    (530,386)     (330,257)
Cash Balance - Beginning
  of Period                415,102      745,359       745,359
                        __________   __________    __________
Cash Balance - End
  of Period             $  145,690   $  214,973    $  415,102
                        ==========   ==========    ==========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest                $  150,886   $  160,555    $  314,491
                        __________   __________    __________
Taxes                   $    1,840   $    1,433    $    1,567
                        __________   __________    __________


See Accountants' Review Report
and Notes to the Financial Statements
9


              NOTES TO THE FINANCIAL STATEMENTS
                 NOVEMBER 30, 1996 AND 1995


NOTE 1         ORGANIZATION

          Freshstart Venture Capital Corp., a New York Corporation (the "Company"), was formed on March 4, 1982 for the purpose of operating as a specialized small business investment company ("SSBIC"), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the U.S. Small Business Administration ("SBA"). The Company has also registered as an investment company under the Investment Company Act of 1940. The Company's business is to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged and to entities which are at least fifty (50%) percent owned by such individuals.

NOTE 2         SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual basis of accounting in conformity with generally accepted accounting principles for investment companies.

          Valuation of Loans and Investments

          The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than values that would exist in a ready market for such loans, which market has not in the past and does not now exist. The provision for loan losses represents a good faith determination by the Board of Directors maintained at a level that, in its judgment, is adequate to absorb losses. The balance in the reserve account is adjusted periodically by the Board of Directors on the basis of the fair value of the collateral held and past loss experience. Approximately seventy four (74%) percent of the Company's loan portfolio consists of loans made for the financing of taxi cab medallions and related assets. The remaining portion of the loans are made to various small commercial enterprises. Substantially all loans are collateralized by either NYC taxi medallions or real estate and the personal guarantees of the individual owners.

          Depreciation and Amortization

          Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight line method at rates adequate to allocate the costs of applicable assets over their expected useful lives.

          Recognition of Interest Income

          It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. Interest on doubtful accounts and accounts which are 180 days past due is not recorded until actually received.

          Income Taxes

          The Company has elected to be taxed as a regulated investment company under the Internal Revenue Code. A regulated investment company can generally avoid taxation at the corporate level to the extent that ninety (90%) percent of its income is distributed to its stockholders. Therefore, no provision for federal income taxes has been made. The financial statements include provisions for New York State and local minimum taxes.

                             10


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                 NOVEMBER 30, 1996 AND 1995


NOTE 2         SIGNIFICANT ACCOUNTING POLICIES
(Continued)

          Earnings Per Share

          Earnings per share are based on a weighted average number of shares outstanding during the period, less accrued dividends on cumulative preferred stock.

          Assets   Acquired  in  Liquidation  of   Portfolio
          Securities.

          Assets acquired in liquidation of portfolio securities are carried at estimated net realizable value. Expenses incurred at the time of foreclosure are charged against the assets and adjusted to the estimated net realizable value. Subsequent reductions in estimated net realizable value are recorded as losses.

          Recently Issued Accounting Standards.

          Statement of Financial Accounting Standard No. 114, "Accounting by Creditors for Impairment of a Loan" ("SFAS 114") was issued in May 1993 and is effective for fiscal years beginning after December 15, 1994. SFAS 114 generally requires all creditors to account for impaired loans, except those loans that are accounted for at fair value or at the lower of cost or fair value, at the present value of expected future cash flows discounted at the loans' effective interest rate. Creditors may account for impaired loans at the fair value of the collateral or at the observable market price of the loan if one exists. Due to the nature of the Company's loan portfolio, SFAS 114 is not expected to have a material effect on the Company's financial condition or results of operations.

          Other

          Certain information from the prior years has been reclassified to conform its presentation to the current financial statements.

NOTE 3         LOANS RECEIVABLE

          The Company's loan portfolio includes participations with other lenders as presented in the following schedule. The following is a breakdown of the outstanding loans receivable:


                               November    May 31,
                                 30,
                                1996        1996

           Outstanding
              Loans         $11,718,114    $11,093,622
           Loan
              Participations (2,963,035)    (2,495,607)
                            ___________     __________
           Net Loans
              Outstanding   $ 8,755,079     $8,598,015
                            ===========     ==========

          Loans  on  non-accrual status as of  November  30,
          1996 and May 31, 1996 were approximately $1,190,349 and $1,122,768 respectively,
          Additionally, the total amount of interest income not accrued was $500,649 during the year ended May 31, 1996.






                             11


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                 NOVEMBER 30, 1996 AND 1995

NOTE 3         LOANS RECEIVABLE
(Continued)
     Reconciliation of Loan Loss Reserve

     A reconciliation of loan loss reserve is as follows:


                                     Six          Year
                                   Months
                                    Ended         Ended
                                  November       May 31,
                                     30,
                                    1996          1996
          Balance,
          Beginning               $180,558      $180,558
          Provision for
          Loan Losses                 -           35,000
          Charge-Offs                 -          (35,000)
                                  ________      ________
          Balance, Ending         $180,558      $180,558
                                  ========      =========

NOTE  4          ASSETS ACQUIRED IN LIQUIDATION OF PORTFOLIO
SECURITIES

          The Company foreclosed on two loans during the fiscal years ended May 31, 1994 and 1993. Both loans were collateralized by real estate. The Company's cost of the loans plus costs to obtain title to such properties is included in the carrying value of the assets acquired in liquidation. The Company wrote off the balance remaining of $13,344 against its earnings for the fiscal period ending May 31, 1996.

NOTE 5         LOANS PAYABLE - LINE OF CREDIT

          On January 15, 1995, the Company entered into an agreement with Extebank providing for a $1,100,000 discretionary line of credit without any officer
          guarantees,  expiring  December  15,   1995.   All
          advances  bear  interest at .5%  above  the  prime
          rate.   Pursuant  to  the terms  of  the  line  of
          credit,  the  Company is required to  comply  with
          certain  terms,  covenants  and  conditions.   The
          Company pledged its loans receivable as collateral for the above line of credit and was required to
          maintain   a   minimum  of  $100,000  non-interest
          bearing collected balance with Extebank during the
          term   of   the  line  of  credit.   The
          Company did not renew the line of credit at its expiration on December 15, 1995.

NOTE 6         LONG TERM DEBT

          The long term debt to the SBA consisted of the following subordinated debentures as of November
          30, 1996 with interest payable semi-annually:

                             Interest Rate
                               Period            Face
          Maturity Date    First    Second      Amount



          June 1, 2005     6.690%  6.690%     $520,000
          December 1, 2005 6.540%  6.540%      520,000
          June 1, 2006     7.710%  7.710%      250,000
          February 6, 1997 4.125%  7.125%       75,000
          February 6, 1997 4.125%  7.125%       75,000
          March 17, 1998   5.625%  8.625%       75,000
          March 17, 1998   5.625%  8.625%       75,000
          September 22,
                    1999   5.000%  8.000%      750,000
          June 9, 1999     6.000%  9.000%      750,000
          December 16,
                    2002   4.510%  7.510%    1,300,000
                                             _________
                                            $4,390,000
                                            ==========

                                              0


                             12


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                 NOVEMBER 30, 1996 AND 1995

NOTE 6         LONG TERM DEBT
(Continued)
          During the six month period ended November 30, 1996, the Company paid off $240,000 in subsidized debentures through the sale of one $250,000 unsubsidized subordinated debenture, due June 1, 2006 with interest at 7.71%.

          Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings without the prior written approval of the SBA.

NOTE 7         PREFERRED STOCK

          As of May 31, 1992, the Company was authorized to issue 4,000,000 shares of $1 par value, 3% cumulative preferred stock. Dividends are not required to be paid to the SBA on an annual of other periodic basis, so long as cumulative dividends are paid to the SBA before any other distributions are made to investors. Effective November 21, 1989, Congress passed legislation which required all preferred stock sold subsequent to the effective date to pay a four percent cumulative dividend and to provide for a mandatory fifteen year redemption. Subsequently, the Company amended its certificate of incorporation creating a Class A Preferred Stock, $1 par value, which consisted of the 1,520,000 outstanding shares of preferred stock and to change the existing 2,480,000 authorized but unissued shares of preferred stock into a new Class B Preferred Stock, $1 par value, which will carry a four percent cumulative dividend rate and a mandatory fifteen year redemption.

          All preferred shares are restricted solely for issuance to the SBA. Effective November, 1994, the Company amended its certificate of incorporation authorizing an additional 1,000,000 shares of four percent preferred stock and reclassifying all 1,520,000 authorized and unissued shares of three percent preferred stock as 4 percent preferred stock. The effect of the amendment authorized 5,000,000 shares of 4 percent cumulative preferred stock.

NOTE  8   RESTRICTED  CAPITAL -  UNREALIZED  GAIN  ON
          REDEMPTION

          Repurchase of 3% Preferred Stock

          The Company and the SBA entered into a repurchase agreement dated May 10, 1993. Pursuant to the agreement, the Company repurchased all 1,520,000 shares of its $1 par value, 3 percent cumulative preferred stock from the SBA for a purchase price of $.36225670 per share, or an aggregate of $550,630. The repurchase price was at a substantial discount to the original sale price of the 3 percent preferred stock which was sold to the SBA at par value or $1.00 per share.

          As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly created restricted capital surplus account. The surplus account is equal to the amount of the repurchase, less $14,373 of expenses incurred in connection with the repurchase, and is being amortized over a sixty
          (60)   month  period  on  a  straight-line  basis.
          Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default has been cured or waived. The liquidating interest will expire on the later of (I) sixty
          (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized.
                             13


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                 NOVEMBER 30, 1996 AND 1995

NOTE 8
(Continued)

          Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9         DIVIDENDS

          Dividends  paid to the SBA for the  fiscal
          year  ended May 31, 1996 was $45,092.  Total
          dividends
          paid to common stockholders for the fiscal year ended May 31, 1996 were $296,106. The Company is contingently liable to the SBA for $4,700 in preferred dividends due for the one month ended November 30, 1996. Effective October 31, 1996, and for the five month period then ended, the Board of Directors declared a three percent dividend to holders of common stock totaling
          $98,702 and $18,800 to the SBA on its 4% cumulative preferred stock. These dividends were paid in November, 1996

NOTE 10   MONEY PURCHASE PLAN

          Effective for the fiscal year ending May 31, 1989 the Company initiated a defined contribution pension plan. The eligibility requirements for participation in the plan are a minimum age of 21 years old and 24 months of continuous employment with the Company. All employees and officers were covered under the plan for this fiscal year ended May 31, 1996. Contributions are currently limited to ten percent of each participants compensation. Total contributions made for the fiscal year ended May 31, 1996 was  $16,180.
          Total contributions provided for the six months ended November 30, 1996 and 1995 were $10,886 and $8,591 respectively. All contributions to the plan have been funded on a current basis.

NOTE 11   MANAGEMENT FEES

          The  SBA approved the Company's total compensation
          of   $225,000.    Compensation  is  inclusive   of
          officers'   and   staff   salaries   and   pension
          contributions.

NOTE 12   STOCKHOLDERS' EQUITY - PRIVATE PLACEMENT

          Effective April 21, , 1992 pursuant to a private placement, the Company sold 56,304 shares of common stock at a price of $12 per share to accredited investors. Total capital raised was $675,648 less private placement costs of $16,274, including $9,660 paid during the six months ended November 30, 1992. Substantially all of the proceeds were used to repurchase the 1,520,000 shares of its $1 par value, 3 percent preferred stock held by the SBA and to make additional investments. The net proceeds received also enabled the Company to obtain additional leverage from the SBA in the form of preferred stock and debentures.

          Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994 were required to amend their certificates of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA of its designee to take such action in the event of the occurrence of certain events of default. Effective November, 1994, the Company amended its certificate of incorporation in accordance with the relevant provisions of the SBA regulations.

                             14


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                 NOVEMBER 30, 1996 AND 1995

NOTE 12   STOCKHOLDERS' EQUITY - PRIVATE PLACEMENT
(Continued)

          On January 12, 1996, the Company filed an amendment to its certificate of incorporation which increased the number of authorized shares to 13,000,000 share of capital stock consisting of 10,000,000 shares of $1 par value, 4 percent cumulative, 15 year redeemable preferred stock and 3,000,000 shares of $.01 par value, common shares. The financial statements are presented after giving effect to these changes. The amended certificate of incorporation also provided for a 2 for 1 stock split with respect to the Company's shares of common stock, $.01 pare value per share, for two shares of common stock for $.01 par value per share. The effect of the amendment was to increase the 274,172 issued and outstanding shares of common stock to 548,344 shares.

          The Board of Directors approved a two for one stock split with respect to the Company's shares of common stock which were effective immediately prior to the effective date of the registration statement. The effect of the stock split was to increase the 548,344 issued and outstanding share of common stock to 1,098,688 shares.

          The Stockholders' Equity section of the financial statements is presented after giving effect to an amendment to the certificate of incorporation which was filed in January, 1996 and the October, 1996 two for one stock split.

NOTE 13   RELATED PARTY TRANSACTION

          The Company currently leases office space from a real estate partnership, whose partners consist of certain officers and directors of the Company, for $1,500 per month plus certain extraordinary operating expenses. The lease expires in November, 1997 with a minimum annual rental of $18,000. Total rental expense under this lease was $18,000 for the year ended May 31, 1996.

          Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation set by the SBA. For the fiscal year ended May 31, 1996, $159,661 in officers' salaries, including pension contributions, was paid.

NOTE 14   SIGNIFICANT CONCENTRATION OF CREDIT RISK

          Approximately seventy four (74%) percent of the Company's loan portfolio consists of loans made for the financing and purchase of New York City taxicab medallions and related assets.

NOTE 15   FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

          The  Company maintained approximately $267,468  in
          one  bank  in  excess  of amounts  that  would  be
          insured   by  the  Federal  Depository   Insurance
          Corporation

NOTE 16   SUBSEQUENT EVENTS

          The Company filed a registration statement with the Securities and Exchange Commission to sell up to 1,000,000 shares of common stock, at a public offering price of $5.00 per common share, for an aggregate offering price of $5,000,000.






                             15


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                 NOVEMBER 30, 1996 AND 1995

NOTE 16
(Continued)

          On December 3, 1996, the Company completed the sale of 1,072,000 shares of its common stock at a public offering price of $5.00 per share. The gross proceeds raised by the Company through the sale of its common stock was $5,360,000 less the total costs of $1,404,540. The net proceeds of $3,955,460 received by the Company, will be used to increase the Company's private capital which will be available for additional leverage from the SBA.

          On January 17, 1997, the Board of Directors of the
          Company declared an estimated dividend of $.11 per share for the third quarter ended February 28, 1997.

NOTE 17   COMMITMENTS AND CONTINGENCIES

          Minimum future lease obligations on the Company's long term non-cancelable operating lease will total $18,000 over the remaining twelve (12) months of the lease term ending November, 1997.

          During the fiscal year ended May 31, 1996, Scott Printing filed a lawsuit against the Company. Scott Printing is seeking an approximate amount of $50,000 for printing work performed during the Company's proposed public offering. The Company is contesting the amount claimed and intends to vigorously defend the action. As such, no amounts have been presented in the financial statements.
































                             16


          FRESHSTART ENTURE CAPITAL CORP.
            SUPPLEMENTAL SCHEDULES
              NOVEMBER 30, 1996

          SCHEDULE I - LOANS RECEIVABLE

Type of   Number of                   Maturity   November
Loan       Loans      Interest Rate     Date     30, 1996



NYC Taxi
 Medallion   175      10.00%-15.00%  1-7 years  $6,485,936
Services       1      14.50%-15.00%  1-7 years     115,437
Auto Repair
 Services      8      10.00%-15.00%  1-4 years     710,776
Auto
 Dealership    1             12.00%    1 year      101,946
Renovation and
 Construction  1             10.50%    5 years     134,852
Retail
 Establishment 3      11.25%-13.00%  1-4 years     300,887
Restaurant     2      13.00%-15.00%    1 year      186,660
Gasoline Service
 Station       3       9.50%-12.00%    1 year      289,501
Manufacturing  1             15.00%    1 year      151,572
Laundromat and
 Dry Cleaners  5      12.00%-15.00%  1-4 years     154,284
Medical
 Offices       3      11.63%-15.00%  1-3 years     123,228
Video Rental   1             14.00%    6 years        -
             ___                                __________

TOTAL        204                                $8,755,079


Substantially all of the above loans are collateralized by either New York City taxi medallions or real estate holdings.

         SCHEDULE VII - SHORT TERM BORROWINGS

Short term borrowing activities for the periods presented were as follows:


                     Weighted   Maximum      Average
            Balance   Average    Amount       Amount
Category of  End of  Interest  Outstanding  Outstanding
Borrowing   Period    Rate    During Period During Period (1)


May 31,
  1996 (2)   $  -     9.29%    $  5,000      $  5,000
November 30,
  1995       $ 5,000  9.31%    $205,000      $ 25,879
November 30,
  1996       $  -     0.00%    $   -         $   -


(1) Computed based on weighted average of amount outstanding during the period.

(2) The Company did not renew its Line of Credit.

17

       FRESHSTART VENTURE CAPITAL CORP.
          SUPPLEMENTAL INFORMATION
     SELECTED PER SHARE DATA AND RATIOS
       FOR THE YEAR ENDED MAY 31, 1996
AND THE SIX MONTHS ENDED NOVEMBER 30, 1996 AND 1995



                       For the Six Months    Year Ended
                          November 30,         May 31,
                       1996          1995       1996

Per Share Data
Investment Income     $  0.46      $  0.46     $ 0.94
Investment Expenses     (0.30)       (0.29)     (0.58)
                      ________     _______    _______

Net Investment Income    0.16         0.17       0.36

Net Realized and Unrealized
 Gains on Losses on
 Securities               -            -        (0.03)

Private Placement Costs   -            -          -

Gain on Preferred Stock
 Buy Back                 -            -          -

Dividends-Common Stock  (0.09)       (0.09)     (0.27)
Dividends-Preferred
 Stock                  (0.02)       (0.03)     (0.06)
Sale of Common Stock      -            -          -
                      ________     ________    _______

Net Increase/Decrease
 in Net Asset Value      0.05          -          -
Net Asset Value -
 Beginning of Period $   2.88      $  2.89    $  2.88
                      ________     ________    _______
Net Asset Value -
 End of Year         $   2.93 (1)  $  2.94(1) $  2.88 (1)

                      ========     ========    ========
Net Asset Value - End
of Year Excluding Retained
Earnings (2)         $   2.87 (1)  $  2.87(1) $  2.88 (1)
                      ========     ========    ========
Ratios
Ratio of Expenses to
Average Net Assets       0.00%       10.2%      20.3%
                      ========     ========    ========
Ratio of Net Income to
Average Net Assets       0.00%        5.6%      11.2%
                      ========     ========    ========
Weighted Average of Common
Shares Outstanding   1,096,668    1,096,668  1,096,668
                     _________    _________  _________



(1) The net asset value includes the unamortized portion of the realized gain from the repurchase of three percent stock and the undistributed retained earnings at the end of the period. The unamortized balance remaining in the preferred restricted capital account is $286,499.
(2) Excluded undistributed retained earnings at the end of the period.

18